                                                                   EXHIBIT 10.33

                                 BUY.COM INC.
                                 21 Brookline
                            Aliso Viejo, CA  92656

                               September 2, 1999

SOFTBANK America Inc.
300 Delaware Ave.
Suite 909
Wilmington, DE 19801
Attention:  Steve Murray

Dear Gentlemen:

         This letter agreement (the "Agreement") sets forth the principal terms upon which Buy.Com Inc., a Delaware corporation ("Buy.Com"), on the one hand, and SOFTBANK America Inc. and/or one or more of its affiliated entities referenced in this Agreement (all such entities collectively referred to as "SoftBank"), on the other hand, will form three separate joint ventures. The principal terms of each of the joint ventures are set forth in Exhibit A,
                                                               ---------
Exhibit B and Exhibit C (each a "Term Sheet" and collectively, the "Term
- ---------     ---------
Sheets"). This Agreement is being entered into contemporaneously with the execution and delivery of that certain Series B Participating Convertible Preferred Stock Purchase Agreement (the "Series B Agreement") of even date herewith (the "Series B Preferred Stock Financing").

     1.  Buy.Com Europe.  Buy.Com and SoftBank America Inc. will form a joint
         --------------
venture according to the principal terms set forth in the Term Sheet attached hereto as Exhibit A. The provisions set forth in the Term Sheet attached hereto
          ---------
as Exhibit A are intended to be binding on Buy.Com and SoftBank, subject to the
   ---------
Closing of the Series B Preferred Stock Financing.

     2.  Buy.Com UK.  Buy.Com and eVentures will form a joint venture according
         ----------
to the principal terms set forth in the Term Sheet attached hereto as Exhibit B.
                                                                      ---------
The provisions set forth in the Term Sheet attached hereto as Exhibit B are
                                                              ---------
intended to be binding on Buy.Com and eVentures, subject to the Closing of the Series B Preferred Stock Financing.

     3.  Buy.Com Japan.  Buy.Com and SoftBank America Inc. will form a joint
         -------------
venture according to the principal terms set forth in the Term Sheet attached hereto as Exhibit C. The provisions set forth in the Term Sheet attached hereto
          ---------
as Exhibit C are intended to be binding on Buy.Com and SoftBank, subject to the
   ---------
Closing of the Series B Preferred Stock Financing.

     4.  Exclusive Negotiations.  Each of the parties shall negotiate in good
         ----------------------
faith and cooperate fully with each other in the negotiation and execution of the definitive joint venture documents for each of the three joint ventures. Between the date that is 90 days from the date hereof or such earlier date as the parties hereto mutually agree, SoftBank and Buy.Com will not (and it will assure that its officers, directors, employees, affiliates and legal, accounting and financial advisors do not on its behalf) take any action to solicit, initiate, seek, encourage, support or entertain any inquiry, proposal or offer from, furnish any information to, or participate in any negotiations with, any corporation, partnership, person or other entity or group (other than

SOFTBANK
September 2, 1999
Page 2

negotiations with each other) regarding any international e-commerce joint venture in the territories referenced in the Term Sheets.

     5.  No Public Announcement; No Disclosure.  The parties shall make no
         -------------------------------------
public announcement concerning this Agreement or the matters contemplated herein, their discussions or any other memoranda, letters or agreements between the parties relating to the matters contemplated herein without the prior consent of the other party; provided, that either of the parties may at any time make disclosure if it is advised by independent legal counsel that such disclosure is required under applicable law or regulatory authority. Except as permitted by the preceding proviso, under no circumstances will the parties (or any of their respective officers, directors, employees or affiliates) discuss or disclose the existence or terms of this Agreement (or that the parties are holding discussions) with or to any third party other than such legal, accounting and financial advisors of such parties who have a need to know such information solely for purposes of assisting the parties in evaluating and negotiating the matters contemplated herein.

     6.  Conditions to Close.  The closing of the Series B Preferred Stock
         -------------------
Financing and the sale of shares by The Scott A. Blum Separate Property Trust (the "Blum Sales") and the receipt of the purchase price for such shares shall be a condition to Buy.Com's obligation to close the joint venture transactions referenced in this Agreement.

     7.  Termination and Break Up Fee.  This Agreement shall terminate upon the
         ----------------------------
occurrence of either of the following:

     (a) At the election of Buy.Com, in the event the Series B Preferred Stock Financing and the Blum Sales have not closed prior to September 30, 1999, provided that if the sole reason for the failure to close the Series B Preferred Stock Financing and Blum Sales is due to the requirement to comply with the Hart Scott Rodino Antitrust Improvements Act of 1976, such closing date deadline shall be extended until the waiting period has expired or been terminated, or

     (b) At the election of Buy.Com or SoftBank if such other party has failed to comply with the terms of this Agreement, and has failed to cure such default within thirty (30) days notice of such default by the non-breaching party.

     (c) At the election of either party with respect to any of the three joint ventures for which the parties have not executed and delivered definitive joint venture documents within six (6) months of the date hereof with respect to the Buy.Com Europe and Buy.Com UK and nine (9) months of the date hereof with respect to Buy.Com Japan.

     In the event this Agreement is terminated (i) pursuant to Section 7(b) above as a result of a breach of this Agreement by a party or (ii) pursuant to
Section 7(c) above as a result of the bad faith actions of a party (in either event such party at fault shall be a "breaching party"), such breaching

SOFTBANK
September 2, 1999
Page 3

party shall pay to the non-breaching party a termination fee of [***]. Sections
                                                                 ---
5, 9 and 11 will survive the termination of this Agreement.

     8.  Effect of Agreement.  This Agreement is intended to be a binding
         -------------------
agreement of the parties hereto, effective and enforceable by the parties. By SoftBank's signature hereto, SoftBank represents it has the authority to bind itself and the SoftBank affiliates referenced in this Agreement. The Term Sheets are incorporated into this Agreement and set forth the parties' intent for the structure, terms and conditions of the respective joint ventures. The definitive joint venture documents for each joint venture will contain additional terms and conditions customary for transactions of this type.

     9.  Expenses.  Each party will bear all fees and expenses incurred by it or
         --------
on its behalf in connection with the matters set forth herein (including, without limitation, the fees and expenses of attorneys, accountants, consultants, lenders and other advisors).

     10. Notices.  All notices and other communications hereunder will be in
         -------
writing and will be furnished by hand delivery (including recognized overnight courier) or facsimile to the parties at the addresses set forth below. Any such notice will be deemed duly given upon the date it is delivered to the address shown below, addressed as follows:

         If to Buy.Com:

               Buy.Com Inc.
               21 Brookline
               Aliso Viejo, California  92656
               Attention:  Chief Executive Officer
               Facsimile:  (949) 425-5320

         With a copy to:

               Brobeck, Phleger & Harrison LLP
               38 Technology Drive
               Irvine, California  92618-6301
               Attention:  Keven F. Baxter, Esq.
               Facsimile:  (949) 790-6301

___________________________
     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SOFTBANK
September 2, 1999
Page 4

          If to SoftBank:

               SOFTBANK America Inc.
               300 Delaware Ave.
               Suite 909
               Wilmington, DE 19801
               Attention:  Francis B. Jacobs II
               Facsimile:  (302) 552-3128

          With a copy to:

               Sullivan & Cromwell
               1888 Century Park East
               Suite 2100
               Los Angeles, CA  90067
               Attention:  John L. Savva, Esq.
               Facsimile:  (310) 712-8800

The addresses set forth above may be changed by any party upon furnishing to the other parties a notice of change of address in accordance with the terms of this paragraph.

     11.  Miscellaneous.  This Agreement is governed by California law, without
          -------------
regard to its choice of law rules. The parties expressly waive the application of the United Nations Convention on Contracts for the International Sale of Goods to the terms of this Agreement. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts in Orange County County, California. The official language for purposes of this Agreement, the definitive joint venture documents and all notices and communications hereunder and thereunder shall be English. This Agreement constitutes the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior or contemporaneous agreements, communications, and understanding (whether written or oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by all of the parties, provided that the terms of each of the joint ventures may be amended by the written consent of Buy.Com and the particular SoftBank entity participating in such joint venture. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

SOFTBANK
September 2, 1999
Page 5


          If you are in agreement with the foregoing, please sign in the space provided below and return a copy of this letter to the undersigned.

                                 Very truly yours,

                                 BUY.COM INC.

                                 By:___________________________________
                                     Gregory J. Hawkins
                                     Chief Executive Officer

SOFTBANK
September 2, 1999
Page 6


ACCEPTED and AGREED:

SOFTBANK AMERICA, INC.

By:__________________________

Name:________________________

Title:_______________________

                                   EXHIBIT A
                                   ---------

                                  TERM SHEET

                                      for

                                BUY.COM EUROPE

                                   EXHIBIT B
                                   ---------

                                  TERM SHEET

                                      for

                                  BUY.COM UK

                                   EXHIBIT C
                                   ---------

                                  TERM SHEET

                                      for

                                 BUY.COM JAPAN

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   TERM SHEET
                                      FOR
                          BUY.COM EUROPE JOINT VENTURE

Purpose of Joint Venture:       BUY.COM INC. ("Buy.Com") and SOFTBANK America
                                Inc. ("SoftBank") will form a joint venture
                                ("Buy.Com Europe") to launch and operate an Internet superstore in the countries and territories listed below.

Territory Covered:              The countries comprising the European Union,
                                Switzerland, all European countries east to the Russian border (exclusive of Russia), all European countries south to Greece (inclusive of Greece), but excluding the United Kingdom, Ireland, the Middle East and Africa (the
                                "Territory").

Launch Priority:                It is anticipated that Buy.Com Europe will
                                prioritize the countries in which it launches the Buy.Com Internet superstore concept as follows:

                                      First Stage:    Germany, France
                                      Second Stage:   Benelux, Scandinavia
                                      Third Stage:    Italy, Spain
                                      Future Stages:  To be determined by the
                                                      Buy.Com Europe Board

Ownership and Structure:        Buy.Com Europe will be owned as follows:

                                      50% Buy.Com
                                      50% SOFTBANK America Inc.

                                The legal and tax structure of Buy.Com Europe will be determined by Buy.Com and SoftBank in consultation with their tax, legal and accounting advisors. It is understood that the objective is [***].

                                Buy.Com Europe will establish an employee equity incentive [***] of the initial capitalization for issuance to employees and officers of Buy.Com Europe. The stock and option grants will be subject to customary [***]. Any modifications to such vesting schedule shall be at the discretion of the Buy.Com Europe Board on a case by case basis.
____________
      [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Initial Funding of              The initial funding of U.S. $[***] which is
Buy.Com Europe:                 intended to provide adequate working capital
                                through June 2000, will be provided entirely by SoftBank as follows:

                                      $[***] equity contribution from SoftBank
                                      $[***] working capital cash loan from
                                      SoftBank to Buy.Com Europe.
                                      $[***] equity contribution from Buy.Com
                                      (which amount will be funded by SoftBank as a loan to Buy.Com such that Buy.Com receives credit for such capital contribution on the books of Buy.Com Europe.

                                The loan from SoftBank to Buy.Com will accrue interest [***].

                                The loan from Softbank to Buy.Com Europe will accrue interest [***].

Ongoing Funding of              On an annual basis, management of Buy.Com
Buy.Com Europe:                 Europe will prepare a Business Plan and Budget
                                for Buy.Com Europe for review and approval by the Buy.Com Europe Board. Ongoing funding will be obtained by additional pro rata investments by Buy.Com and SoftBank or new third party investments on terms approved by the Buy.Com
                                Europe Board. Any new third party investments will dilute all shareholders pro-rata based on their respective percentage ownership interests on the date of such investment.

Preemptive Right:               Buy.Com and SoftBank will have a right to
                                participate in any future financing to maintain their pro rata ownership in Buy.Com Europe subject to certain customary exceptions to be included in the definitive joint venture documents. This right will terminate upon an IPO of Buy.Com Europe.

Governance:                     Buy.Com Europe will have a Board of Directors of
                                [***] members initially with Buy.Com designating
                                [***] members [***] and SoftBank designating
                                [***] members. The parties will enter into a voting agreement to maintain the Board composition which agreement will terminate upon an IPO of Buy.Com Europe.

                                Buy.Com's CEO, Greg Hawkins, will serve as
                                Chairman of Buy.Com Europe. The CEO or Managing Director of Buy.Com Europe will serve as one of the [***] designees of Buy.Com on the Board of Buy.Com Europe and such individual will report to
____________
     [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                Mr. Hawkins.

                                Buy.Com and SoftBank will mutually recruit and select a CEO and other senior management for Buy.Com Europe.

Intellectual Property:          Buy.Com will license its e-commerce technology
                                to Buy.Com Europe on a royalty free basis for use in the Territory. Buy.Com will retain ownership of its trade name, brand and all trademark and service marks and other intellectual property rights relating thereto and will license its name and its other intellectual property rights necessary and applicable to the business of Buy.Com Europe on a royalty free basis and on such other terms to be established in the definitive joint venture documents. These licenses will be perpetual subject to certain limitations to be provided for in the definitive joint venture documents.

                                Buy.Com will receive a royalty free, perpetual grant back license to all technology developed by Buy.Com Europe.

Service Fees:                   If either Buy.Com or SoftBank provides services
                                to Buy.Com Europe, Buy.Com Europe shall
                                reimburse such costs on an allocated basis and pay a service fee to such party, provided that the party providing such services will submit a written proposal of such services and fees for approval by a majority of the disinterested
                                Buy.Com Europe Board.

Co-Promotion and Cross          Buy.Com and SoftBank will discuss and negotiate
Marketing Opportunities:        co-promotion and cross marketing opportunities
                                to include within the definitive joint venture documents.

Admission of Additional         Buy.Com Europe will not issue ownership interest
Partners:                       to a competitor of Buy.Com without the prior
                                written consent of Buy.Com.

Co-Sale and Right of First      Each of Buy.Com and SoftBank will have a
Refusal Provisions:             co-sale right and right of first refusal over
                                the other partner's shares or other ownership interest in Buy.Com Europe, excluding transfers to affiliates. This agreement will terminate upon an IPO of Buy.Com Europe.

Expenses:                       Each party will pay its own costs incurred in
                                connection with the preparation and negotiation of the joint venture documents.

                                BUY.COM INC.

                                By:___________________________________


                                Name:_________________________________


                                Title:________________________________


                                SOFTBANK America Inc.

                                By:___________________________________


                                Name:_________________________________


                                Title:________________________________

                                   TERM SHEET
                                      FOR
                          BUY.COM JAPAN JOINT VENTURE


Purpose of Joint            BUY.COM INC. ("Buy.Com") and SOFTBANK America, Inc.
Venture:                    ("Softbank") will form a joint venture ("Buy.Com
                            Japan") to launch and operate an Internet superstore in Japan.

Territory Covered:          The countries include Japan (the "Territory").

Launch Priority:            It is anticipated that Buy.Com Japan will prioritize
                            the countries in which it launches the Buy.Com
                            Internet superstore concept as follows:

                                  First Stage:  Japan

Ownership and Structure:    Buy.Com Japan will be owned as follows:

                                  50% Buy.Com
                                  50% Softbank

                            The legal and tax structure of Buy.Com Japan will be determined by Buy.Com and Softbank in consultation with their tax, legal and accounting advisors. It is understood that the objective is for [***].

                            Buy.Com Japan will establish an employee equity incentive [***] of the initial capitalization for issuance to employees and officers of Buy.Com Japan. The stock and option grants will be subject to customary [***]. Any modifications to such vesting schedule shall be at the discretion of the Buy.Com Japan Board on a case by case basis.

Initial Funding of          The initial funding of U.S. $[***] which is
Buy.Com Europe:             intended to provide adequate working capital through
                            June 2000, will be provided entirely by Softbank as follows:

                                 $[***] equity contribution from Softbank
                                 $[***] working capital cash loan from Softbank
                                   to Buy.Com Japan.

                                 $[***] equity contribution from Buy.Com (which
                                   amount will be funded by Softbank as a loan to Buy.Com such that Buy.Com receives credit for such capital contribution on the books of Buy.Com Japan).

_____________________
     [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                          The loan from Softbank to Buy.Com will accrue interest at the [***].

                          The loan from Softbank to Buy.Com Japan will accrue interest at the [***].

Ongoing Funding of        On an annual basis, management of Buy.Com Japan will
Buy.Com Europe:           prepare a Business Plan and Budget for Buy.Com Japan
                          for review and approval by the Buy.Com Japan Board.
                          Ongoing funding will be obtained by additional pro rata investments by Buy.Com and Softbank or new third party investments on terms approved by the Buy.Com
                          Japan Board. Any new third party investments will dilute all shareholders pro-rata based on their respective percentage ownership interests on the date of such investment.

Preemptive Right:         Buy.Com and Softbank will have a right to participate
                          in any future financing to maintain their pro rata ownership in Buy.Com Japan subject to certain customary exceptions to be included in the definitive joint venture documents. This right will terminate upon an IPO of Buy.Com Japan.

Governance:               Buy.Com Japan will have a Board of Directors of [***]
                          members initially with Buy.Com designating [***] members (one of which will be the CEO or Managing
                          Director of Buy.Com Japan) and Softbank designating
                          [***] members. The parties will enter into a voting agreement to maintain the Board composition which agreement will terminate upon an IPO of Buy.Com Japan.

                          Buy.Com's CEO, Greg Hawkins, will serve as Chairman of Buy.Com Japan. The CEO or Managing Director of Buy.Com Japan will serve as one of the [***] designees of Buy.Com on the Board of Buy.Com Japan and such individual will report to Mr. Hawkins.

                          Buy.Com and Softbank will mutually recruit and select a CEO and other senior management for Buy.Com Japan.

Intellectual              Buy.Com will license its e-commerce technology to
Property                  Buy.Com Japan on a royalty free basis for use in the
                          Territory. Buy.Com will retain ownership of its trade
                          name, brand, and all trademark and service marks and
                          other intellectual property rights relating thereto
                          and will license its name and its other intellectual
                          property rights necessary and applicable to the
                          business of Buy.Com Japan on a royalty free basis and
                          on such other terms to be established in the
                          definitive joint venture documents. These licenses
                          will be perpetual subject to certain limitations to be
                          provided for in the definitive joint venture
_____________________
     [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                            documents.

                            Buy.Com will receive a royalty free, perpetual grant back license to all technology developed by Buy.Com Japan.

Service Fees:               If either Buy.Com or Softbank provides services to
                            Buy.Com Japan, Buy.Com Japan shall reimburse such costs on an allocated basis and pay a service fee to such party, provided that the party providing such services will submit a written proposal of such services and fees for approval by a majority of the disinterested Buy.Com Japan Board.

Co-Promotion and Cross      Buy.Com and Softbank will discuss and negotiate
Marketing Opportunities:    co-promotion and cross marketing opportunities to
                            include within the definitive joint venture documents.

Admission of Additional     Buy.Com Japan will not issue ownership interest to
Partners:                   a competitor of Buy.Com without the prior written
                            consent of Buy.Com.

Co-Sale and Right of        Each of Buy.Com and Softbank will have a co-sale
First Refusal Provisions    right and right of first refusal over the other
                            partner's shares or other ownership interest in Buy.Com Japan, excluding transfers to affiliates.
                            This agreement will terminate upon an IPO of Buy.Com Japan.

Expenses:                   Each party will pay its own costs incurred in
                            connection with the preparation and negotiation of the joint venture documents.


                                         BUY.COM INC.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         SOFTBANK AMERICA, INC.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                   TERM SHEET

                                      FOR

                            BUY.COM UK JOINT VENTURE


Purpose of Joint Venture:    BUY.COM INC. ("Buy.Com") and eVentures, a joint
                             venture between SOFTBANK and ePartners Capital Ltd.
                             (collectively, "eVentures") will form a joint venture ("Buy.Com UK") to launch and operate an Internet superstore in the countries and territories listed below.

Territory Covered:           The countries include the United Kingdom,
                             Australia, New Zealand and India (the "Territory").

Launch Priority:             It is anticipated that Buy.Com UK will prioritize
                             the countries in which it launches the Buy.Com
                             Internet superstore concept as follows:

                               First Stage:   United Kingdom
                               Second Stage:  Australia
                               Third Stage:   New Zealand
                               Future Stages: To be determined by the Buy.Com UK
                                              Board

Ownership and Structure:     Buy.Com UK will be owned as follows:

                               50% Buy.Com
                               50% eVentures

                             The legal and tax structure of Buy.Com UK will be determined by Buy.Com and eVentures in consultation with their tax, legal and accounting advisors. It is understood that the objective is for [***].

                             Buy.Com UK will establish an employee equity incentive [***] of the initial capitalization for issuance to employees and officers of Buy.Com UK. The stock and option grants will be subject to customary [***]. Any modifications to such vesting schedule shall be at the discretion of the Buy.Com UK Board on a case by case basis.

Initial Funding of           The initial funding of U.S. $[***] which is
Buy.Com UK:                  intended to provide adequate working capital
                             through June 2000, will be provided entirely by Softbank and/or eVentures as follows:

                               $[***] equity contribution from
                               Softbank/eVentures
                               $[***] working capital cash loan from Softbank to Buy.Com UK.
____________________________
     [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                               $[***] equity contribution from Buy.Com (which amount will be funded by Softbank as a loan to Buy.Com such that Buy.Com receives credit for such capital contribution on the books of Buy.Com
                               UK).

                             The loan from Softbank to Buy.Com will accrue interest [***].

                             The loan from Softbank to Buy.Com UK will accrue [***].

Ongoing Funding of           On an annual basis, management of Buy.Com UK will
Buy.Com UK:                 prepare a Business Plan and Budget for Buy.Com UK
                             for review and approval bythe Buy.Com UK Board.
                             Ongoing funding will be obtained by additional pro rata investments by Buy.Com and eVentures or new third party investments on terms approved by the Buy.Com UK Board. Any new third party investments will dilute all shareholders pro-rata based on their respective percentage ownership interests on the date of such investment.

Preemptive Right:            Buy.Com and eVentures will have a right to
                             participate in any future financing to maintain their pro rata ownership in Buy.Com UK subject to certain customary exceptions to be included in the definitive joint venture documents. This right will terminate upon an IPO of Buy.Com UK.

Governance:                  Buy.Com UK will have a Board of Directors of [***]
                             members initially with Buy.Com designating [***] members (one of which will be the CEO or Managing
                             Director of Buy.Com UK) and eVentures designating
                             [***] members. The parties will enter into a voting agreement to maintain the Board composition which agreement will terminate upon an IPO of Buy.Com UK.

                             Buy.Com's CEO, Greg Hawkins, will serve as Chairman of Buy.Com UK. The CEO or Managing Director of Buy.Com UK will serve as one of the [***] designees of Buy.Com on the Board of Buy.Com UK and such individual will report to Mr. Hawkins.

                             Buy.Com and eVentures will mutually recruit and select a CEO and other senior management for Buy.Com UK.

Intellectual Property:       Buy.Com will license its e-commerce technology to
                             Buy.Com UK on a royalty free basis for use in the
                             Territory. Buy.Com will retain ownership of its
                             trade name, brand and all trademark and service
                             marks and other intellectual property rights
                             relating thereto and will license its name and its
                             other intellectual property rights necessary and
                             applicable to the business of Buy.Com UK on a
                             royalty free
____________________________
     [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                             basis and on such other terms to be established in the definitive joint venture documents. These licenses will be perpetual subject to certain limitations to be provided for in the definitive joint venture documents.

                             Buy.Com will receive a royalty free, perpetual grant back license to all technology developed by Buy.Com UK.

Service Fees:                If either Buy.Com or eVentures provides services to
                             Buy.Com UK, Buy.Com UK shall reimburse such costs on an allocated basis and pay a service fee to such party, provided that the party providing such services will submit a written proposal of such services and fees for approval by a majority of the disinterested Buy.Com UK Board.

Co-Promotion and             Buy.Com and eVentures shall discuss and negotiate
Cross Marketing              co-promotion and cross marketing opportunities to
Opportunities:               include within the definitive joint venture
                             documents.

Admission of Additional      Buy.Com UK will not issue ownership interest to a
Partners:                    competitor of Buy.Com without the prior written
                             consent of Buy.Com.

Co-Sale and Right of         Each of Buy.Com and eVentures will have a co-sale
First Refusal                right and right  of first refusal over the other
Provisions:                  partner's shares or other ownership interest in
                             Buy.Com UK, excluding transfers to affiliates.
                             This agreement will terminate upon an IPO of Buy.Com UK.

Expenses:                    Each party will pay its own costs incurred in
                             connection with the preparation and negotiation of the joint venture documents.




                                 BUY.COM INC.

                                 By:
                                    __________________________________
                                 Name:
                                      ________________________________
                                 Title:
                                       _______________________________

                                 eVentures

                                 By:
                                    __________________________________
                                 Name:
                                      ________________________________
                                 Title:
                                       _______________________________

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